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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         SEPTEMBER 27, 1999
                                                        (SEPTEMBER 24, 1999)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                     1-13726                    73-1395733
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(State or other jurisdiction        (Commission        (IRS Employer Identification No.)
of incorporation)                   File Number)

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            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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               (Address of principal executive offices)         (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.        OTHER EVENTS

         On September 24, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce a significant legal victory in a patent infringement lawsuit filed by Union Pacific Resources. The September 24, 1999 press release is filed herewith as Exhibit 99 and incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.   The following exhibit is filed herewith:

         99.   Press Release issued by the Registrant on September 24, 1999.


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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            CHESAPEAKE ENERGY CORPORATION


                                            BY: /S/ AUBREY K. MCCLENDON
                                               ------------------------
                                                   AUBREY K. MCCLENDON,
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated: September 27, 1999


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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER            DESCRIPTION
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99         Press Release issued by the Registrant on September 24, 1999.